UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 16, 2003 (Date of Report - Date of Earliest Event Reported)

Provident Financial Group, Inc. (Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)

1-8019 (Commission File Number)

31-0982792 (IRS Employer Identification Number)

One East Fourth Street, Cincinnati, Ohio 45202 (Address of Principal Executive Offices) (Zip Code)

1-800-851-9521 or 513-345-7102 (Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99 - Slides accompanying the second quarter 2003 earnings release, conference call and webcast on July 16, 2003.

Item 9. Regulation FD Disclosure.

Filing for Item 12. Results of Operations and Financial Condition. On July 16, 2003, certain executives of the Registrant held a conference call and webcast with investors and other interested parties. The call and webcast were accompanied by a series of electronic slides that included information pertaining the financial results of the Corporation. A copy of these slides is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROVIDENT FINANCIAL GROUP, INC.

Date: July 17, 2003	/s/ Christopher J. Carey
Christopher J. Carey Executive Vice President and Chief Financial Officer